--------------------------------------------------------------------------------
USLIFE INCOME FUND, INC.

2929 Allen Parkway

Houston, TX 77019

Dear Shareholder:

The first year of the new millennium was one of dramatic turns in the financial markets. Although the U.S. economy slowed substantially from the torrid growth pace it experienced during the first half of the year, it remained fundamentally solid the last six months of 2000 with unemployment rates remaining lower than they have in almost four decades. However, due to a number of factors, the corporate bond market was unusually weak during the six-month period. The Federal Reserve raising the Federal Fund Rate during the first half of 2000 certainly had an effect on the corporate bond market. The slowing of the economy caused by the Federal Reserve's actions contributed to earnings disappointments for many corporations. These disappointments led to an increase in risk premium associated with investing in corporate bonds. Additionally, investors abandoned the corporate bond market because of volatility in the equity markets and a fear that corporations have become too leveraged. Due to the turmoil in the equity and corporate bond markets, U.S. Government bonds performed relatively well during this time period.

The market price return for USLIFE Income Fund was 7.43% for the six months ended December 31, 2000. The Merrill Lynch Corporate Government Index returned 7.51% for the same period, while the Merrill Lynch High Yield Bond Index returned -2.63%. The Fund's Net Asset Value (NAV) return for the six-month period was -1.58%, assuming reinvestment of dividends.

USLIFE Income Fund reported net investment income of $2,086,306 or $0.37 per share, for the six months ended December 31, 2000, compared with $1,690,213 or $0.30 per share, for the same period in the preceding year. The increase in net investment income for the period is attributable in part to decreased expenses during the current fiscal year in connection with the solicitation of proxies at the Fund's Annual Meeting of Shareholders and related matters.

The Fund's Board of Directors declared a quarterly dividend of $0.18 per share on January 23, 2001. The dividend will be payable on March 1, 2001 to shareholders of record as of February 16, 2001.

The Fund had 53% of its assets in investment grade issues and 47% of its assets in below investment grade issues on December 31, 2000. The Fund continues its investment objective of achieving a high level of current income for its shareholders.

                                                                               -

--------------------------------------------------------------------------------

The outlook for the corporate bond market going forward is still uncertain but looking much brighter, as the Federal Reserve has already lowered the Federal Fund Rate by 1.0% in January 2001 and the market expects more rate decreases. Passage of new federal income tax cut proposals should also revive economic growth. Economic growth for 2001 is expected to be positive, although not to match the growth rate of the previous year. Despite less economic growth, it is anticipated that the corporate bond market will still perform well because potential downside risk has already been priced into the market. With the Federal Reserve lowering rates and the introduction of new federal income tax cut proposals, economic growth is expected to revive in the later part of 2001--which would favorably affect the corporate bond market.

Thank you for investing in USLIFE Income Fund. We look forward to serving your investment needs in the years ahead.

Sincerely,
/s/ Alice T. Kane
Alice T. Kane
President

-
2

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited)
December 31, 2000

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  CORPORATE BONDS - 96.52%
                  AEROSPACE/DEFENSE - 2.06%
 $   60,000       BE Aerospace, Inc., 9.50% due 11/01/08........   $    59,250
    500,000       Loral Corp., 7.00% due 09/15/23...............       468,160
    500,000       Raytheon Co., 7.38% due 07/15/25..............       456,095
                                                                   -----------
                                                                       983,505
                                                                   -----------

                  APPAREL & PRODUCTS - 1.01%
    275,000       Galey & Lord, Inc., 9.13% due 03/01/08........       148,500
    350,000       Shop At Home, Inc., 11.00% due 04/01/05.......       336,000
                                                                   -----------
                                                                       484,500
                                                                   -----------

                  AUTO - CARS - 0.47%
    500,000 /(1)/ Prestolite Electric, Inc., 9.63% due 02/01/08
                   (Cost $492,000 purchased on 02/10/99)........       225,000
                                                                   -----------

                  AUTO - ORIGINAL EQUIPMENT - 1.04%
    350,000       Dunlop Standard Aero Holdings, 11.88% due
                   05/15/09.....................................       349,125
    200,000       Stanadyne Automotive Corp., 10.25% due
                   12/15/07.....................................       148,500
                                                                   -----------
                                                                       497,625
                                                                   -----------

                  AUTO - REPLACEMENT PARTS - 0.39%
    250,000       The Pep Boys, 6.52% due 07/16/07..............       187,500
                                                                   -----------

                  BANKS - REGIONAL - 4.22%
  2,500,000       Zions Institutional Capital Trust A, 8.54% due
                   12/15/26.....................................     2,016,700
                                                                   -----------

                  BROADCASTING - 1.94%
    500,000       Adelphia Communications Corp., 10.88% due
                   10/01/10.....................................       482,500
    300,000       Coaxial Communications/Phoenix, 10.00% due
                   08/15/06.....................................       285,375
    200,000       Cumulus Media, Inc., 10.38% due 07/01/08......       160,500
                                                                   -----------
                                                                       928,375
                                                                   -----------

                  CHEMICAL - MAJOR - 1.01%
    325,000       Koppers Industry, Inc., 9.88% due 12/01/07....       307,125
    250,000       Royster-Clark, Inc., 10.25% due 04/01/09......       175,000
                                                                   -----------
                                                                       482,125
                                                                   -----------

                  CONSUMER FINANCE - 0.30%
    150,000       AmeriCredit Corp., 9.25% due 02/01/04.........       142,500
                                                                   -----------


See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited) continued

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  CONTAINERS - PAPER - 0.83%
 $  500,000       Packaged Ice, Inc., 9.75% due 02/01/05........   $   395,000
                                                                   -----------

                  DRUGS - 1.50%
    715,000 /(1)/ ICN Pharmaceuticals, Inc., 8.75% due 11/15/08
                   (Cost $675,472 purchased on 11/09/99 -
                   11/21/00)....................................       715,000
                                                                   -----------

                  ELECTRIC PRODUCTS - MISCELLANEOUS - 3.70%
  2,000,000       ITT Industrial, Inc., 7.40% due 11/15/25......     1,771,300
                                                                   -----------

                  ENTERTAINMENT - 4.16%
    610,000 /(1)/ Callahan Nordrhein-Westf, 14.00% due 07/15/10
                   (Cost $506,000 purchased on 10/20/00)........       545,950
    450,000       Cinemark USA, Inc., 9.63% due 08/01/08........       298,625
    500,000       Hollywood Casino Shreveport, 13.00% due
                   08/01/06.....................................       532,500
    100,000       MTS, Inc., 9.38% due 05/01/05.................        25,000
     90,000       Pegasus Communications Corp., 9.75% due
                   12/01/06.....................................        83,700
    500,000       Riviera Black Hawk, Inc., 13.00% due
                   05/01/05.....................................       504,375
                                                                   -----------
                                                                     1,990,150
                                                                   -----------

                  FINANCIAL SERVICES - 8.62%
  1,500,000 /(1)/ Bank of Scotland, 7.00% due 11/29/49
                   (Cost $1,440,921 purchased on 07/12/99)......     1,405,835
    100,000       Charter Communications Holding, 8.63% due
                   04/01/09.....................................        90,000
  1,500,000       Doral Financial Corp., 8.50% due 07/08/04.....     1,533,863
  1,500,000       Ono Finance Plc., 13.00% due 05/01/09.........     1,095,000
                                                                   -----------
                                                                     4,124,698
                                                                   -----------
                  FOODS - 0.71%
    500,000       Borden, Inc., 7.88% due 02/15/23..............       340,690
                                                                   -----------


                  HEALTHCARE - 2.54%
    250,000       EVENFLO CO INC., 11.75% due 08/15/06..........       192,500
    350,000       Iasis Healthcare Corp., 13.00% due 10/15/09...       318,500
  1,720,000 /(2)/ Kuala Health Affiliates, Inc., 6.00% due
                   08/31/03.....................................       354,750
    500,000       Universal Hospital Services, 10.25% due
                   03/01/08.....................................       350,000
                                                                   -----------
                                                                     1,215,750
                                                                   -----------
                  HOME BUILDERS - 0.63%
    100,000       Beazer Homes USA, Inc., 9.00% due 03/01/04....        96,000
    200,000       Lennar Corp., 9.95% due 03/01/10..............       204,000
                                                                   -----------
                                                                       300,000
                                                                   -----------

                  HOSPITAL MANAGEMENT - 0.45%
    250,000       Manor Care, Inc., 7.50% due 06/15/06..........       213,865
                                                                   -----------



See accompanying notes to financial statements.

-
4

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited) continued

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  INFORMATION PROCESSING - BUSINESS SOFTWARE -
                   0.08%
 $  550,000 /(2)/ Northpoint Communication, 12.88% due
                   02/15/10.....................................   $    38,500
                                                                   -----------

                  INFORMATION PROCESSING - COMPUTER SERVICES -
                   0.31%
    275,000       Globix Corp., 12.50% due 02/01/10.............       101,750
    160,000       PSInet Inc., 11.00% due 08/01/09..............        45,200
                                                                   -----------
                                                                       146,950
                                                                   -----------

                  INFORMATION PROCESSING - NETWORKING - 2.09%
    500,000       Concentric Network Corp., 12.75% due
                   12/15/07.....................................       425,000
    400,000       Condor Systems, Inc., 11.88% due 05/01/09.....       263,000
    350,000 /(1)/ Exodus Communications, Inc., 11.63% due
                   07/15/10
                   (Cost $350,000 purchased on 06/28/00)........       311,500
                                                                   -----------
                                                                       999,500
                                                                   -----------
                  INSURANCE - MULTILINE - 4.74%
  2,300,000       Zurich Capital Trust, 8.38% due 06/01/37......     2,264,166
                                                                   -----------


                  LEISURE TIME - 2.08%
    500,000       Hollywood Park, Inc., 9.25% due 02/15/07......       505,000
    500,000       Speedway Motorsports, 8.50% due 08/15/07......       490,625
                                                                   -----------
                                                                       995,625
                                                                   -----------

                  LODGING - 0.82%
    150,000       HMH Properties, 7.88% due 08/01/08............       142,125
    250,000       Prime Hospitality Corp., 9.75% due 04/01/07...       251,250
                                                                   -----------
                                                                       393,375
                                                                   -----------

                  MACHINERY - CONSTRUCTION & CONTRACTS - 0.55%
    650,000       Grove Worldwide LLC., 9.25% due 05/01/08......        52,000
    360,000       National Equipment Services, Inc., 10.00% due
                   11/30/04.....................................       208,800
                                                                   -----------
                                                                       260,800
                                                                   -----------
                  MEDICAL TECHNOLOGY - 0.18%
    125,000       Pharmerica Inc., 8.38% due 04/01/08...........        86,250
                                                                   -----------

                  MERCHANDISING - DEPARTMENT - 0.40%
    200,000       True Temper Sports, Inc., 10.88% due
                   12/01/08.....................................       192,250
                                                                   -----------

                  MERCHANDISE - SPECIALTY - 0.23%
    125,000       BIG 5 Corp., 10.88% due 11/15/07..............       109,688
                                                                   -----------


See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited) continued

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  MERCHANDISING - MASS - 4.16%
 $2,500,000       K Mart Funding, 9.44% due 07/01/18............   $ 1,989,150
                                                                   -----------

                  METALS - MISCELLANEOUS - 1.05%
    500,000       Inco Limited, 9.60% due 06/15/22..............       503,945
                                                                   -----------

                  METALS - STEEL - 0.58%
    200,000       AK Steel Corp., 7.88% due 02/15/09............       176,000
    250,000       Renco Steel Holdings, 10.88% due 02/01/05.....       100,313
                                                                   -----------
                                                                       276,313
                                                                   -----------

                  MISCELLANEOUS - 1.24%
    200,000       Omega Healthcare Investors, 6.95% due
                   06/15/02.....................................       177,144
    100,000       Pierce Leahy, 8.13% due 05/15/08..............        95,000
    500,000 /(1)/ United Pan Europe Communications N.V., 11.25%
                   due 02/01/10
                   (Cost $496,270 purchased on 01/14/00)........       322,500
                                                                   -----------
                                                                       594,644
                                                                   -----------

                  NATURAL GAS - DIVERSIFIED - 1.10%
    500,000       Leviathan Gas Pipeline Partner, 10.38% due
                   06/01/09.....................................       525,000
                                                                   -----------

                  OIL - INTEGRATED DOMESTIC - 1.23%
    375,000       Tesoro Petroleum Corp., 9.00% due 07/01/08....       360,000
    200,000       USX-Marathon Group, 9.13% due 01/15/13........       226,936
                                                                   -----------
                                                                       586,936
                                                                   -----------

                  OIL/GAS PRODUCERS - 2.20%
    525,000       Frontier Oil Corp., 11.75% due 11/05/09.......       520,406
    275,000       HS Resources, Inc., 9.25% due 11/15/06........       276,375
     25,000       R & B Falcon Corp., 9.50% due 12/15/08........        27,375
    220,000       Swift Energy Co., 10.25% due 08/01/09.........       226,050
                                                                   -----------
                                                                     1,050,206
                                                                   -----------

                  OIL - SERVICES - 0.95%
    150,000       Grey Wolf, Inc., 8.88% due 07/01/07...........       145,500
    300,000       Pride Petroleum Services, 9.38% due 05/01/07..       306,750
                                                                   -----------
                                                                       452,250
                                                                   -----------

                  PAPER/FOREST PRODUCTS - 9.61%
    225,000       Bear Island LLC., 10.00% due 12/01/07.........       200,250
  2,300,000       Boise Cascade Co., 7.99% due 09/13/13.........     1,955,161
                  Georgia-Pacific Corp.:
    500,000        9.63% due 03/15/22...........................       441,520
  2,000,000        8.25% due 03/01/23...........................     1,620,680
    400,000       Fibermark, Inc., 9.38% due 10/15/06...........       376,000
                                                                   -----------
                                                                     4,593,611
                                                                   -----------

See accompanying notes to financial statements.

-
6

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited) continued

 PAR VALUE                                                         MARKET VALUE
 ---------                                                         ------------

                  POLLUTION CONTROL - 0.55%
 $  270,000       Allied Waste North America, Inc., 10.00% due
                   08/01/09.....................................   $   252,450
  1,000,000 /(2)/ Safety-Kleen Services, 9.25% due 06/01/08.....        11,250
                                                                   -----------
                                                                       263,700
                                                                   -----------

                  PUBLISHING - NEWS - 4.68%
  2,500,000       News America Holdings, Inc., 8.15% due
                   10/17/36.....................................     2,237,575
                                                                   -----------

                  PUBLISHING/PRINTING - 0.51%
    250,000       Transwestern Publishing Co., 9.63% due
                   11/15/07.....................................       242,813
                                                                   -----------

                  RESTAURANTS - 0.09%
     55,000       Perkins Family Restaurants, 10.13% due
                   12/15/07.....................................        43,931
                                                                   -----------

                  SAVINGS & LOAN - 5.77%
  2,700,000       Ahmanson Capital Trust, 8.36% due 12/01/26....     2,523,636
    250,000       Western Financial Savings, 8.88% due
                   08/01/07.....................................       233,750
                                                                   -----------
                                                                     2,757,386
                                                                   -----------

                  TELECOMMUNICATIONS - 10.34%
    300,000       Amphenol Corp., 9.88% due 05/15/07............       302,625
    400,000 /(3)/ Benedek Communications, 13.25% due 05/15/06...       288,000
  1,000,000       British Telecommunication, 8.13% due
                   12/15/10.....................................     1,010,960
    450,000       Covad Communications Group, Inc., 12.00% due
                   02/15/10.....................................       103,500
    260,000 /(1)/ Ekabel Hessen GMBH, 14.50% due 09/01/10
                   (Cost $206,008 purchased on 09/14/00 -
                   12/19/00)....................................       219,700
    515,000       Energis, Plc., 9.75% due 06/15/09.............       458,350
    325,000       GCI, Inc., 9.75% due 08/01/07.................       299,000
    100,000       Global Crossing, 9.63% due 05/15/08...........        95,250
    500,000 /(1)/ Koninklijke (Royal) KPN NV - ADR, 8.00% due
                   10/01/10
                   (Cost $483,599 purchased on 12/15/00)........       467,563
    500,000       Level 3 Communications, Inc., 11.00% due
                   03/15/08.....................................       440,000
    250,000       Netia Holdings B.V., 10.25% due 11/01/07......       172,500
    100,000       Nextel Communications, Inc., 9.38% due
                   11/15/09.....................................        94,000
    250,000 /(2)/ Orbcomm Global, 14.00% due 08/15/04...........        25,000
    325,000       Spectrasite Holdings, Inc., 10.75% due
                   03/15/10.....................................       301,437
    375,000       Versatel Telecom International - ADR, 13.25%
                   due 05/15/08.................................       232,500
                  Williams Communications Group:
    250,000        11.70% due 08/01/08..........................       200,000
     50,000        10.88% due 10/01/09..........................        37,250
    300,000       WinStar Communications, Inc., 12.75% due
                   04/15/10.....................................       198,000
                                                                   -----------
                                                                     4,945,635
                                                                   -----------

See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited) continued

 PAR VALUE                                                         MARKET VALUE
 ----------                                                        ------------

                  UTILITIES - ELECTRIC - 5.40%
 $  100,000       AES Corp., 8.75% due 12/15/02.................   $   101,409
    900,000       Boston Edison, 8.25% due 09/15/22.............       930,924
    865,000       Commonwealth Edison, 8.38% due 09/15/22.......       892,369
    600,000       Toledo Edison, 9.22% due 12/15/21.............       655,961
                                                                   -----------
                                                                     2,580,663
                                                                   -----------
                  TOTAL CORPORATE BONDS (Cost $54,998,733)......    46,145,145
                                                                   -----------

 NUMBER
 OF SHARES
 ----------

                  WARRANTS - 0.19%
      1,500 /(4)/ Ono Finance, Plc., expiring 05/31/09 (Cost
                   $0)..........................................        90,000
                                                                   -----------
                  PREFERRED STOCK - 0.65%
      3,500       Adelphia Communications Corp. (Cost
                   $349,125)....................................       311,500
                                                                   -----------

 PAR VALUE
 ----------
                  SHORT TERM INVESTMENTS - 0.58%
                  REPURCHASE AGREEMENT
 $  279,000       State Street Bank, 5.85% dated 12/29/00,
                   to be repurchased at $279,181 on 01/02/01,
                   collateralized
                   by U.S. Treasury Notes, 6.25%, 08/31/02, with
                   a par value of $280,000
                   (Cost $279,000)..............................       279,000
                                                                   -----------
                  TOTAL INVESTMENTS - 97.94% (Cost
                   $55,626,858).................................    46,825,645
                                                                   -----------
                  Other assets less liabilities - 2.06%.........       984,476
                                                                   -----------
                  NET ASSETS - 100.00%..........................   $47,810,121
                                                                   -----------
            /(1)/ Securities exempt from registration under Rule
                  144A of the Securities Act of 1933. These
                  securities may be sold in transactions exempt
                  from registration, normally to qualified
                  institutional buyers. At December 31, 2000,
                  the aggregate value of these securities was
                  $4,213,048 representing 8.81% of net assets.
            /(2)/ Non-income producing--issuer filed for
                  protection under Federal Bankruptcy Code or is
                  in default of interest payments.
            /(3)/ Security is a "step-up" bond where the coupon
                  rate increases or steps up at a predetermined
                  date. Rate shown reflects the increased rate.
            /(4)/ Non-income producing security.

See accompanying notes to financial statements.


-
8

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (Unaudited)

December 31, 2000

ASSETS
Investments at market (See Note 1)
  (Cost $55,347,858)..............................................  $46,546,645
  Repurchase agreement (Cost $279,000)............................      279,000
Cash..............................................................          197
Interest receivable...............................................    1,317,243
Other assets......................................................      101,728
                                                                    -----------
   TOTAL ASSETS...................................................   48,244,813
                                                                    -----------

LIABILITIES
Directors' deferred compensation..................................      208,510
Legal & audit fees................................................       52,837
Transfer agent fees...............................................       27,938
Report to shareholders............................................       29,198
Payable to affiliates:
  Advisory fees...................................................       92,714
  Accounting services.............................................       11,310
Other liabilities.................................................       12,185
                                                                    -----------
   TOTAL LIABILITIES..............................................      434,692
                                                                    -----------
NET ASSETS (equivalent to $8.47 per share on 5,643,768 shares out-
 standing)........................................................  $47,810,121
                                                                    -----------

NET ASSETS REPRESENTED BY:
Common stock and additional paid in capital, ($1.00 par value per share 10,000,000 shares authorized; 5,643,768 shares
 outstanding).....................................................  $59,107,071
Accumulated net realized loss on securities.......................   (3,092,602)
Undistributed net investment income...............................      596,865
Unrealized depreciation of investments............................   (8,801,213)
                                                                    -----------
NET ASSETS........................................................  $47,810,121
                                                                    -----------


See accompanying notes to financial statements.

                                                                               -

--------------------------------------------------------------------------------
Statement of Operations (Unaudited)

For the Six Months Ended December 31, 2000

INVESTMENT INCOME:
Interest.......................................................... $ 2,604,483
                                                                   -----------

EXPENSES:
Advisory fees.....................................................     182,068
Legal & audit fees................................................      56,756
Transfer agent fees and expenses..................................      25,955
Treasury and secretarial services.................................      23,810
Directors' fees...................................................      32,586
Report to shareholders............................................      23,920
New York Stock Exchange listing fees..............................       7,951
Interest on Directors' deferred compensation......................       5,570
Custodian fees....................................................       6,043
Proxy expenses....................................................     147,716
Miscellaneous.....................................................       5,802
                                                                   -----------
  Total expenses..................................................     518,177
                                                                   -----------
NET INVESTMENT INCOME.............................................   2,086,306
                                                                   -----------
REALIZED AND UNREALIZED LOSS ON SECURITIES:
Net realized loss on securities...................................    (335,456)
Net unrealized depreciation of securities during the period.......  (2,499,892)
                                                                   -----------
  Net realized and unrealized loss of securities during the peri-
   od.............................................................  (2,835,348)
                                                                   -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $  (749,042)
                                                                   -----------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets (Unaudited)
                                                Six Months Ended   Year Ended
                                                December 31, 2000 June 30, 2000
                                                ----------------- -------------
OPERATIONS:
Net investment income..........................    $ 2,086,306     $ 3,764,804
Net realized loss on securities................       (335,456)     (1,071,369)
Net unrealized depreciation of securities dur-
 ing the period................................     (2,499,892)     (4,654,716)
                                                   -----------     -----------
  Decrease in net assets resulting from opera-
   tions.......................................       (749,042)     (1,961,281)
                                                   -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................     (2,031,762)     (4,289,263)
                                                   -----------     -----------
TOTAL DECREASE IN NET ASSETS...................     (2,780,804)     (6,250,544)
                                                   -----------     -----------
NET ASSETS:
Beginning of period............................     50,590,925      56,841,469
                                                   -----------     -----------
End of period (including undistributed net in-
 vestment income of
 $596,865 and $542,321, respectively)..........    $47,810,121     $50,590,925
                                                   -----------     -----------

See accompanying notes to financial statements.

--
10

--------------------------------------------------------------------------------
Financial Highlights (Unaudited)

Per share data is for a share of common stock outstanding throughout the period. Total return includes reinvestment of dividends. Total returns and ratios are not annualized for periods of less than one year.

                                                             Year Ended June 30,
                                 Six Months Ended  --------------------------------------------
Per Share Data                   December 31, 2000  2000      1999     1998     1997     1996
                                ----------------------------------------------------------------
Net asset value at beginning
 of period......................      $  8.96      $ 10.07   $ 10.75  $ 10.17  $  9.62  $ 10.07
                                     -----------------------------------------------------------
Income (loss) from invest-
 ment operations:
 Net investment income..........         0.37         0.67      0.78     0.75     0.73     0.76
 Net realized and unrealized
  gain (loss) on
  securities....................        (0.50)       (1.02)    (0.70)    0.59     0.62    (0.41)
                                     -----------------------------------------------------------
  Total income (loss) from
   investment
   operations...................        (0.13)       (0.35)     0.08     1.34     1.35     0.35
                                     -----------------------------------------------------------
Distributions from net
 investment income..............        (0.36)       (0.76)    (0.76)   (0.76)   (0.80)   (0.80)
                                     -----------------------------------------------------------
Net asset value, end of
 period.........................      $  8.47      $  8.96   $ 10.07  $ 10.75  $ 10.17  $  9.62
                                     -----------------------------------------------------------
Market value, end of
 period.........................      $  8.50      $  8.25   $  9.63  $  9.63  $  9.13  $  9.00
                                     -----------------------------------------------------------


Total return*:
Based on market value...........        7.43%       (6.81%)    7.85%   14.01%   10.48%    5.56%
Based on net asset value........       (1.58%)      (3.70%)     .64%   13.57%   15.19%    3.64%


Ratios and supplemental da-
 ta:
Ratio of expenses to average
 net assets.....................        1.04%**      2.51%**   1.12%    1.12%    1.19%    1.17%
Ratio of net investment in-
 come to average net as-
 sets...........................        4.18%        7.08%     7.46%    7.11%    7.43%    7.49%
Portfolio turnover rate.........          24%          53%       58%      73%      26%      30%
Number of shares outstanding
 at end of period (000's).......        5,644        5,644     5,644    5,644    5,644    5,644
Net assets, end of period
 (000's)........................      $47,810      $50,591   $56,841  $60,670  $57,417  $54,279
Average net assets, during
 the period (000's).............      $49,896      $53,144   $58,998  $59,597  $55,764  $56,914

*Total returns reflect the change in net asset value or market value at the end of each period, assuming that dividends and capital gains distributions, if any, were reinvested in accordance with the Automatic Dividend Investment Plan available to shareholders. Total return based on net asset value may not be representative of a shareholder's actual total return due to the difference between the net asset value and the current market value of a share as traded on the New York Stock Exchange.

**For the six months ended December 31, 2000 and year ended June 30, 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 0.74% and 1.55%, respectively.

                                                                              --

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

Note 1 - Significant Accounting Policies
USLIFE Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed end diversified management investment company. The Fund's investment objective is to provide a high level of current income through a diversified portfolio composed predominantly of marketable fixed-income securities.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.Investment Valuation
 Listed securities are valued at the last reported sale price on the principal exchange on which the security is traded. In the absence of any sales that day, securities are valued at the last reported bid price, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, short term securities with a remaining maturity of 60 days or less are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors.

B.Repurchase Agreements
 The Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Fund's holding period. Under each repurchase agreement, the Fund receives, as collateral, securities whose market value is at least equal to the repurchase price.

C. Federal Income Taxes
 The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required. At December 31, 2000, the Fund had a net capital loss carry forward of approximately $1.5 million expiring through June 30, 2008.

D. Investment Transactions and Related Investment Income
 Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income, if any, is recorded on the ex-dividend date. Coupon interest income on investments is accrued daily. Market premiums on securities are not being amortized and discounts are not being accrued, except for original issue discounts which are being accrued for tax purposes.

E. Distribution to Shareholders
 Distributions to shareholders are recorded on the ex-dividend date. The Fund declares distributions from net investment income quarterly. Capital gains distributions in excess of any existing capital loss carry forwards, are declared annually.

 Investment income and capital gains and losses are recognized in accordance with GAAP. Distributions from net investment income and realized capital gains are based on earnings as determined in accordance

--
12

--------------------------------------------------------------------------------
Notes to Financial Statements - (Unaudited) continued

 with Federal tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales and post-October capital losses.

 At the end of the year, offsetting adjustments to undistributed net investment income, additional paid in capital and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

Note 2 - Advisory Fees and Other Transactions with Affiliates
On September 24, 1997, the shareholders of the Fund approved an investment advisory agreement with The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"). VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. The Adviser receives a monthly fee equal to the sum of: a) 0.04167% of the Fund's adjusted net assets (month end net assets, less net investment income for the month) and b) 2.50% of the Fund's net investment income, minus interest on borrowed funds during the month. For the six months ended December 31, 2000, the Fund paid VALIC $182,068 for providing advisory services.

In accordance with the investment advisory agreement, the Fund reimburses the Adviser for services performed on behalf of the Fund by the Secretary and the Treasurer and personnel operating under their direction. For the six months ended December 31, 2000, the Fund paid VALIC $23,810 for providing these services.

At December 31, 2000, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $208,510 including accrued interest payable by the Fund.

Certain officers and directors of the Fund are officers and directors of VALIC or affiliates of VALIC.

Note 3 - Investment Activity
At December 31, 2000, the identified cost of investments for Federal income tax purposes was $55,626,858 resulting in gross unrealized appreciation of $526,332 gross unrealized depreciation of $9,327,545, and net unrealized depreciation of $8,801,213.

For the six months ended December 31, 2000, purchases and sales of investments, other than short-term investments, aggregated $12,860,293 and $11,651,058, respectively.

Note 4 - Change of Auditors (unaudited)
On April 18, 2000, KPMG LLP resigned as the Fund's independent auditors. Based on the recommendation of the Audit Committee of the Board of Directors of the Fund, the Board of Directors engaged Ernst & Young LLP as the independent auditors to audit the Fund's financial statements for the fiscal year ended June 30, 2000. During the two most recent fiscal years, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and KPMG LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreements in connection with its report.

Note 5 - Subsequent Event
On January 23, 2001, the Board of Directors declared a quarterly dividend of $0.18 per share. The dividend will be payable on March 1, 2001 to shareholders of record on February 16, 2001.

                                                                              --

--------------------------------------------------------------------------------
Notes to Financial Statements - (Unaudited) continued

Note 6 - Quarterly Results of Operations (Unaudited)
For the six months ended December 31, 2000 and year ended June 30, 2000 (000's omitted except for per share data):

                                   2000
                               Three Months                2000
                                  Ended             Three Months Ended
                              --------------  ---------------------------------
                              Sept.   Dec.     Sept.    Dec.     Mar.    Jun.
                              ------ -------  -------  -------  ------  -------
Investment income...........  $1,265 $ 1,339  $ 1,277  $ 1,223  $1,343  $ 1,256
Net investment income.......   1,027   1,059    1,115      575   1,171      904
Net realized and unrealized
 gain (loss) on securities..     312  (3,147)  (1,760)  (1,523)   (714)  (1,729)
Per share of common stock:
  Net investment income.....    0.18    0.19     0.20     0.10    0.21     0.16
  Net realized and
   unrealized gain (loss) on
   securities...............    0.06   (0.56)   (0.31)   (0.27)  (0.13)   (0.31)
Net asset value at end of
 quarter....................  $ 9.02 $  8.47  $  9.77  $  9.41  $ 9.30  $  8.96

--
14

-------------------------------------------------------------------------------

USLIFE INCOME FUND, INC.
Supplementary Information


Privacy Notice

The Fund, an affiliate of American General Corporation, understands your privacy is important. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of the Fund. This notice will help you understand what types of nonpublic personal information--information about you that is not publicly available--we may collect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

Types of Nonpublic Personal Information We Collect and Disclose
 . American General's employees, representatives, agents, and selected third parties--companies or individuals not affiliated with American General--may collect nonpublic personal information about our customers, including:
  --Information provided to us, such as on applications or other forms (ac-
   count balances, income, assets and marital status).
  --Information about transactions with us, our affiliates, or third parties. --Information from others, such as employers, and federal and state agen-
   cies.

Protection of Nonpublic Personal Information
 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.
 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal in-formation.
 . We maintain physical, electronic, and procedural safeguards to protect non-public personal information.

Sharing of Nonpublic Personal Information
 . We do not share nonpublic personal information about our customers to any-one, including other affiliated American General companies or third parties, except as permitted by law.
 . We do not sell nonpublic personal information about our customers to third-
  parties who are not part of the American General family of companies.
 . We may disclose all of the types of nonpublic personal information we col-lect when needed, to: (i) affiliated companies, agents, employees, repre-sentatives, and third parties that market our services and products, and ad-minister and service customer accounts on our behalf, (ii) financial service providers, or (iii) other financial institutions with whom we have joint marketing agreements.
 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not limited to, banks, in-surance companies, third-party administrators, registered broker/dealers, auditors, regulators, and transfer agents.

Customers of Broker/Dealers
 . If you own shares of the Fund through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your nonpublic personal information with nonaffiliated third parties.

Changes in Privacy Policy
 . We reserve the right to change any of our privacy policies and related pro-cedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

                                                                              --

--------------------------------------------------------------------------------

USLIFE INCOME FUND, INC.
Supplementary Information - continued
AUTOMATIC DIVIDEND INVESTMENT PLAN

Shareholders may elect to enroll in the Fund's Automatic Dividend Investment Plan ("Plan"). All distributions of the Fund's net investment income and net realized short-term and long-term capital gains, if any, will automatically be received or invested in shares of the Fund's common stock at their net asset value or market price plus the cost of brokerage commissions, whichever is lower. Shares will be held by Chase Manhattan Bank, the Plan agent, in an account for each participant in non-certificated form. Participation in the Plan will not relieve participants of any capital gains or income tax payable on dividends or distributions reinvested under the Plan. Participation in the Plan can be terminated at any time up to the next dividend record date by writing to Mellon Investor Services, L.L.C. Upon termination, stock certificates for full shares will be issued to the participant or, at the participant's direction, sold at the current market price. Any fractional shares at the time of termination will be converted to cash at the current market price. A check for the proceeds, less brokerage commissions and any other costs of sale, will be sent to the participant. For additional information on the Plan, please write:

Mellon Investor Services, L.L.C.
85 Challenger Road, Overpeck Center
Ridgefield Park, NJ 07660
or call 1-800-526-0801.

--
16

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Kent E. Barrett
Judith L. Craven
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Norman Hackerman
Alice T. Kane
John W. Lancaster
Ben H. Love
John E. Maupin, Jr.
F. Robert Paulsen

OFFICERS

Alice T. Kane, Chairman and President
Kent E. Barrett, Executive Vice President
Steven Guterman, Vice President and Senior Investment Officer
Timothy T. Janszen, Vice President
Charles H. Clines, Vice President and Tax Officer
Pauletta P. Cohn, Vice President
Nori L. Gabert, Vice President and Secretary
Gregory R. Kingston, Treasurer
Todd L. Spillane, Chief Compliance Officer
Kathryn A. Pearce, Assistant Treasurer
Donald H. Guire, Assistant Treasurer

INVESTMENT ADVISER

The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, TX 77019

SHAREHOLDER SERVICE AGENT

Mellon Investor Services, L.L.C.
85 Challenger Road
Overpeck Center
Ridgefield Park, NJ 07660

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
1221 McKinney Street
Houston, TX 77010

                                                                              --

    Privacy Notice
       Included






[American General Logo]

   The Variable Annuity Life Insurance Company (VALIC)
   2929 Allen Parkway . Houston, TX 77019

   VA 10643 VER 12/2000

  USLIFE Income
  Fund, Inc.

  Semi-annual
  Report





  December 31, 2000